JOINT FILING AGREEMENT

     In accordance with Rule 13D-1(f) under the Securities Exchange Act of

1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, no par value, of RasterOps, Inc.

and that this Agreement be included as an Exhibit to such joint filing.

    IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this

12th day of September, 1995.


                    21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                    By:  Sandler Investment Partners, L.P.
                         general partner

                         By:  Sandler Capital Management,
                              general partner

                              By:  EMEBE Corp.,
                                   general partner


                                   By:  /s/Barry Lewis
                                        ---------------------
                                        Barry Lewis


                    SANDLER INVESTMENT PARTNERS, L.P.

                    By:  Sandler Capital Management,
                         general partner

                         By:  EMEBE Corp.,
                              general partner



                              By:  /s/Barry Lewis
                                   ------------------------
                                   Barry Lewis

                    SANDLER CAPITAL MANAGEMENT

                         By:  EMEBE Corp.,
                              general partner



                             By:  /s/Barry Lewis
                                  -------------------------
                                  Barry Lewis



                    ARH CORP.



                              By:  /s/Harvey Sandler
                                   -------------------------
                                   Harvey Sandler



                    HARVEY SANDLER



                              By:  /s/Harvey Sandler
                                   -------------------------
                                   Harvey Sandler, individually